Exhibit 99.1

UPDATED UNAUDITED PRO FORMA FINANCIAL INFORMATION

This exhibit is intended to update the unaudited pro forma financial information contained in the joint proxy statement/prospectus dated and filed on January 19, 2011 and circulated to the stockholders of record of both Primus and Arbinet, or the joint proxy statement/prospectus, as well as in the registration statement on Form S-4, as amended, filed on January 14, 2011 (File No. 333-171293), or the registration statement.

Relying on the assumptions set forth in the Current Report on Form 8-K filed on February 17, 2011, including (i) the amount of the net proceeds of the sale of Arbinet’s patents and rights arising from such patents, which has been assumed to be $3,650,000 (the purchase price of $4,000,000 reduced by the assumed transaction costs, fees and expenses and gross tax liabilities of $350,000), (ii) the increase to aggregate base merger consideration, which has been assumed to be $31,650,000 (instead of $28,000,000, as set forth in the joint proxy statement/prospectus and the registration statement), and (iii) the increase to the exchange ratio in the merger, which has been assumed to be 0.5794 (instead of 0.5126, as set forth in the joint proxy statement/prospectus and the registration statement), the unaudited pro forma financial information has been updated as indicated below (all page number references are to the pages in the joint proxy statement/prospectus).

(1)	In the Pro Forma Condensed Consolidated Statements of Operations table on page 31, the line items for basic income (loss) per common share, diluted income (loss) per common share and the weighted average common shares outstanding have been updated as follows (numbers are in thousands, except per share amounts):

	Pro Forma
	Year Ended December 31, 2009	Nine Months Ended September 30, 2010
BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$1.01	$(1.12)

DILUTED LOSS PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$0.99	$(1.12)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	12,804	12,915

Diluted	13,115	12,915

(2)	In the Balance Sheet Data table on page 32 (numbers are in thousands), Total Assets and Total Primus Telecommunications Group, Incorporated stockholders’ equity (deficit), each as of September 30, 2010 and provided on a pro forma basis, have been updated to be $590,053 and $130,724, respectively.

(3)	In the table on page 34, the Primus pro forma combined and Arbinet pro forma (equivalent) information has been updated as follows:

	Nine Months Ended September 30, 2010	Six Months Ended December 31, 2009(4)		Year Ended December 31, 2009
Primus pro forma combined
Income (loss) per share from continuing operations – basic	$(1.12)	$	n/a	$1.01
Income (loss) per share from continuing operations – diluted	(1.12)		n/a	0.99
Cash dividends per common share (1)	—		n/a	—
Book value per share at period end (2)	10.39		n/a	n/a

	Nine Months Ended September 30, 2010	Six Months Ended December 31, 2009(4)		Year Ended December 31, 2009
Arbinet pro forma (equivalent) (3)
Income (loss) per share from continuing operations – basic	$(1.47)	$	n/a	$(0.92)
Income (loss) per share from continuing operations – diluted	(1.47)		n/a	(0.92)
Cash dividends per common share	—		n/a	—
Book value per share at period end (2)	3.00		n/a	4.28

(4)	In the table at the bottom of page 36, the Equivalent Per Share Value of Arbinet Common Stock as of November 10, 2010 and January 7, 2011 have been updated to be $4.00 and $4.89, respectively.

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(5)	The table on page F-55 has been updated in its entirety as follows:

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2010

(In thousands, except share amounts)

	Primus	Arbinet	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$49,599	$13,240	$(4,965)	5c	$61,874
			4,000	5e
Marketable securities	—	5,208	(5,208)	5a	—
Accounts receivable (net of allowance for doubtful accounts receivable)	74,139	18,728	(345)	5b	92,522
Prepaid expenses and other current assets	15,795	1,418	5,208	5a	22,387
			(34)	5b
Current assets held for sale	7,799	—	—		7,799

Total current assets	147,332	38,594	(1,344)		184,582
RESTRICTED CASH	10,947	—	—		10,947
PROPERTY AND EQUIPMENT — Net	134,556	17,360	(3,590)	4a	151,912
			3,586	4a
SECURITY DEPOSITS	—	1,672	(1,672)	5a	—
GOODWILL	62,740	—	9,710	4	72,450
OTHER INTANGIBLE ASSETS — Net	150,748	122	1,000	4b	151,870
OTHER ASSETS	9,425	71	1,672	5a	11,168
NON-CURRENT ASSETS HELD FOR SALE	7,124	—	—		7,124

TOTAL ASSETS	$522,872	$57,819	$9,362		$590,053

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$35,861	$15,129	$(345)	5b	$50,645
Accrued interconnection costs	31,021	—	240	5a	31,261
Deferred revenue	12,461	699	—		13,160
Accrued expenses and other current liabilities	45,562	6,037	(262)	5a	53,010
			(34)	5b
			1,707	5d
Accrued income taxes	9,751	—	—		9,751
Accrued interest	10,458	—	22	5a	10,480
Current portion of long-term obligations	1,162	4,965	(4,965)	5c	1,162
Current liabilities for discontinued operations	—	100	—		100
Current liabilities held for sale	10,420	—	—		10,420

Total current liabilities	156,696	26,930	(3,637)		179,989
LONG-TERM OBLIGATIONS	242,947	198	(79)	5a	243,066
DEFERRED TAX LIABILITY	25,715	—	79	5a	25,794
OTHER LIABILITIES	8,257	—	2,212	5a	10,469
NON-CURRENT LIABILITIES HELD FOR SALE	11	—	—		11
Deferred rent	—	2,212	(2,212)	5a	—

Total Liabilities	433,626	29,340	(3,637)		459,329

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Primus Preferred stock, $0.001 par value — 20,000,000 shares authorized, none issued or outstanding	—	—	—		—
Arbinet Preferred stock, 5,000,000 shares authorized	—	—	—		—
Primus Common stock, $0.001 par value — 80,000,000 shares authorized, 9,743,157 shares issued and outstanding	10	—	3	4a	13
Arbinet Common stock, $0.001 par value, 15,000,000 shares authorized, 6,705,935 issued and outstanding	—	7	(7)	4a	—
Additional paid-in capital	85,381	177,164	(137,632)	4a	128,913
			4,000	5e
Arbinet Treasury stock, 1,198,059 shares	—	(17,278)	17,278	4a	—
Accumulated other comprehensive income	2,336	2,990	(2,990)	4a	2,336
Accumulated earnings (deficit)	(2,225)	(134,404)	134,404	4a	(4,282)
			(350)	5e
			(1,707)	5d

Total stockholders’ equity before noncontrolling interest	85,502	28,479	12,999		126,980

Non controlling interest	3,744	—	—		3,744

Total stockholders’ equity	89,246	28,479	12,999		130,724

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$522,872	$57,819	$9,362		$590,053

(6)	In the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2010 (in thousands, except per share amounts) on page F-56, the numbers under the Pro Forma column for (i) Basic and diluted loss per common share - Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated and (ii) Weighted average common shares outstanding - Basic and Diluted have been updated to $(1.12) and 12,915, respectively.

(7)	In the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2009 (in thousands, except per share amounts) on page F-57, the numbers under the Pro Forma Year Ended December 31, 2009 column appearing at the farthest right edge of the table have been updated as follows:

•	Basic income (loss) per common share - income (loss) from continuing operations attributable to Primus Telecommunications Group is $1.01;

•	Diluted loss per common share - income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated is $0.99;

•	Weighted average common shares outstanding - Basic is 12,804; and

•	Weighted average common shares outstanding - Diluted is 13,115.

(8)	The first paragraph in Note 3 under the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements beginning on page F-59 has been updated as follows:

For purposes of the preparation of the unaudited pro forma condensed combined financial statements presentation, the estimated value of Primus shares issuable as merger consideration is based upon the closing price of Primus common stock as of January 7, 2011 of $13.48 per share. The pro forma presentation also assumes the exchange of 5,529,435 eligible Arbinet shares for 3,203,662 Primus common stock equivalents for a purchase value of approximately $43.2 million. This assumption only includes the issued and outstanding shares of 5,529,435 and does not include Arbinet’s outstanding warrants, options, stock appreciation rights and other equity awards under the assumption that they have not been exercised prior to the effective date of the Merger. If all of those shares had been exercised prior to the effective date of the Merger, then the exchange would have been 5,722,267 Arbinet shares for 3,315,386 Primus shares, and the purchase value would have been approximately $44.7 million.

(9)	The first paragraph of Note 4 under the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements beginning on page F-60 has been updated in its entirety as follows:

The following is a preliminary estimate of the assets to be acquired and the liabilities to be assumed by Primus in the merger, reconciled to the estimate of consideration to be transferred:

Book value of Arbinet net assets acquired September 30, 2010	$28,479
Adjustments to:
Cash and cash equivalents	4,000
Property, plant and equipment (PPE)	(4)
Identifiable intangible assets	1,000
Goodwill	9,710

Total adjustments	14,706

Purchase price to be allocated	$43,185

(10)	Note 4 under the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements beginning on page F-62 has been updated in its entirety as follows:

c) Adjustments to Stockholders’ Equity

The adjustments to stockholders’ equity reflect the estimated stock consideration of $43.2 million from the exchange of 5,529,435 eligible Arbinet shares, as calculated on and using January 7, 2011 common share stock price information as quoted on NASDAQ, for 3,203,662 Primus shares. For the purposes of valuing the stock consideration, shares of Primus common stock were valued at $13.48 per share, which is the closing price of the common stock on January 7, 2011. Total consideration credited to stockholders’ equity:

Primus common stock at a par value of $0.001	$3
Additional paid-in capital	43,182

Total consideration	$43,185

Elimination of Arbinet’s stockholders’ equity:

Common stock	$7
Additional paid-in capital	177,164
Treasury stock	(17,278)
Accumulated other comprehensive income	2,990
Additional paid-in capital	(134,404)

Total Arbinet stockholders’ equity eliminated	$28,479

(11)	Note 5 under the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements beginning on page F-62 has been updated to add the following item at the end of the note:

e)	Represents proceeds of $4.0 million received for the IP sale, net of disposal costs of $0.4 million.

(12)	The table in note 8 (Earnings per Share) under the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements on page F-65 has been updated in its entirety as follows:

	Year Ended December 31, 2009	Nine Months Ended September 30, 2010
Basic Shares
Historical weighted average Primus shares	9,600	9,711
Issuance of Primus common stock to Arbinet stockholders	3,204	3,204

	12,804	12,915

Diluted shares
Historical weighted average Primus shares	9,800	9,711
Issuance of Primus common stock to Arbinet stockholders	3,315	3,204

	13,115	12,915